                            SCHEDULE 14A INFORMATION


                  Proxy Statement pursuant to Section 14(a) to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission only
         (as permitted by      Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12


                          GLENWAY FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                           Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X]      $125 per Exchange Act rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
         Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11
         (1)      Title of each number of securities to which transaction
                  applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]      Fee paid previously with preliminary materials
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                          GLENWAY FINANCIAL CORPORATION
                               5535 GLENWAY AVENUE
                             CINCINNATI, OHIO 45238
                                 (513) 922-5959


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         Notice is hereby given that the Annual Meeting of Stockholders of Glenway Financial Corporation (the "Corporation") will be held at the Corporation's headquarters at 5535 Glenway Avenue, Cincinnati, Ohio, on October 23, 1996, at 2:00 p.m., Eastern Daylight Time (the "Annual Meeting"), for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

                  To elect two directors of the Corporation for terms expiring in 1999;

                  To approve an amendment to the Corporation's 1990 Stock
                           Option and Incentive Plan (the "Plan") to reserve 50,000 shares under the Plan;

                  To ratify the selection of Grant Thornton LLP as the
                           auditors of the Corporation for the current fiscal year; and

                  To transact such other business as may properly come
                           before the Annual Meeting and any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which the Annual Meeting may be adjourned. Only stockholders of the Corporation of record at the close of business on September 13, 1996, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

         A complete list of stockholders entitled to vote at the meeting is available for examination by any stockholder, for any purpose germane to the Annual Meeting, between 9:00 a.m. and 4:00 p.m. at the main office of the Corporation, 5535 Glenway Avenue, Cincinnati, Ohio, for a period of ten days prior to the Annual Meeting.

         Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


Cincinnati, Ohio                         By Order of the Board of Directors
September 24, 1996


                                         Daniel W. Geeding
                                         Secretary

                          GLENWAY FINANCIAL CORPORATION
                               5535 GLENWAY AVENUE
                             CINCINNATI, OHIO 45238
                                 (513) 922-5959



                                 PROXY STATEMENT


                                     PROXIES


         The enclosed Proxy is being solicited by the Board of Directors of Glenway Financial Corporation (the "Corporation") for use at the 1996 Annual Meeting of Stockholders of the Corporation to be held at the Corporation's headquarters at 5535 Glenway Avenue, Cincinnati, Ohio, on October 23, 1996, at 2:00 p.m., Eastern Daylight Time, and at any adjournments thereof (the "Annual Meeting"). Stockholders who execute Proxies retain the right to revoke them at any time before they are voted at the Annual Meeting. Proxies may be revoked by written notice to the Secretary of the Corporation at the above address, by the filing of a later-dated Proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. Unless a stockholder revokes the Proxy, the shares represented by such Proxies will be voted at the Annual Meeting and all adjournments thereof.

         Each properly executed Proxy solicited by the Board of Directors, which is received prior to the Annual Meeting and not revoked, will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the election of Albert W. Moeller and Robert R. Sudbrook as directors of the Corporation for terms expiring in 1999;

                  FOR the approval of an amendment to the Corporation's 1990 Stock Option and Incentive Plan (the "Plan") to reserve 50,000 shares for issuance under the Plan; and

                  FOR the ratification of the selection of Grant Thornton LLP as the auditors of the Corporation for the current fiscal year.

         The cost of solicitation of Proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit Proxies personally or by telegraph or telephone without additional compensation.

         Only stockholders of record as of the close of business on September 13, 1996 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share of common stock of the Corporation (the "Common Stock") owned. The Corporation's records disclose that, as of the Voting Record Date, there were 1,149,339 shares of the Common Stock outstanding and entitled to be cast at the Annual Meeting. The Corporation's Certificate of Incorporation does not allow cumulative voting in the election of directors.

         This Proxy Statement is first being mailed to stockholders of the Corporation on or about September 24, 1996.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Delaware law and Glenway's Bylaws, the two nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are represented in person or by proxy but not voted with respect to the election of directors ("non-votes") are counted for purposes of a quorum but are not counted toward the election of directors.

APPROVAL OF THE AMENDMENT TO THE PLAN

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to approve the amendment to the Plan to reserve 50,000 shares for issuance under the Plan. Non-votes are counted as present for purposes of a quorum. The effect of an abstention or a non-vote with respect to the amendment to the Plan is the same as a "no" vote. If the accompanying Proxy is signed and dated by the stockholder but no vote is specified thereon, the shares held by such stockholder will be voted FOR the adoption of the amendment to the Plan and will not be considered "non-votes."

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton LLP as the auditors of Glenway for the current fiscal year. Non-votes are counted for purposes of a quorum. The effect of an abstention or a non-vote with respect to the ratification of the selection of auditors is the same as a "no" vote. If the accompanying Proxy is signed and dated by the stockholder but no vote is specified thereon, the shares held by stockholders will be voted FOR the ratification of the selection of Grant Thornton LLP as auditors and will not be considered "non-votes."


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

[Share ownership information in preliminary filing is as of August 13th. It will be updated to September 13th in final. No changes are expected.]

         The following table sets forth certain information with respect to the only person known to the Corporation to own beneficially more than five percent of the outstanding Common Stock as of September 13, 1996:

                                                Amount and Nature of                 Percentage of
Name and Address                                Beneficial Ownership                 Shares Outstanding
- ----------------                                --------------------                 ------------------
PNC Bank, Ohio, N.A.                                 82,010(1)                             7.13%
201 E. Fifth Street
Cincinnati, Ohio  45202

- -----------------------------

(1) PNC Bank, Ohio, N.A. ("PNC"), beneficially owns such shares as the trustee for the Glenway Financial Corporation Employee Stock Ownership Plan (the "ESOP"). Includes 69,254 shares allocated to ESOP participants as to which such participants have sole voting power.

         The following table sets forth certain information with respect to the Common Stock beneficially owned by each director of the Corporation and by all directors and executive officers of the Corporation as a group as of September 13, 1996:

                                                       Amount and Nature of                 Percent of
Name and Address(1)                                    Beneficial Ownership(2)              Shares
- -------------------                                    -----------------------              ------
                                                                                            Outstanding(3)
                                                                                            --------------
Daniel W. Geeding                                           16,078                              1.39%
Ronald L. Goodfellow                                        13,620(4)(5)                        1.18
Robert E. Holden                                            21,937(6)                           1.90
Albert W. Moeller                                           12,675(7)                           1.10
Edgar A. Rust                                               53,978(8)                           4.69
Robert R. Sudbrook                                           1,050                               .09
John P. Torbeck                                             17,656(4)(9)                        1.53
Milton L. Van Schoik                                        12,453(4)(10)                       1.07
All directors and executive officers                       177,842(11)                         15.28
  as a group (10 people)
- -----------------------------

Each of the persons listed in this table may be contacted at the address of the Corporation, 5535 Glenway Avenue, Cincinnati, Ohio 45238.

(2) A person is the beneficial owner of shares of Common Stock if such person directly or indirectly has sole or shared voting or investment power over such shares or has the right to acquire such voting or investment power within 60 days. All shares are owned directly with sole voting or investment power, unless otherwise indicated by footnote. All stock options granted under the Plan are exercisable upon the date of grant and expire if not exercised within ten years of grant.

(3) For each individual, assumes a total of 1,149,339 shares of Common Stock outstanding, plus the number of shares such person may acquire, pursuant to the Option Plan, within 60 days, if any. For all directors and executive officers as a group, assumes a total of 1,163,459 outstanding shares of Common Stock, which includes an aggregate of 14,120 shares which may be acquired by directors and executive officers, under the Plan, within 60 days.

(4)      Includes 3,858 shares that may be acquired upon exercise of options.

(5) Includes 1,967 shares as to which Mr. Goodfellow has shared voting and investment power.

(6) Includes 3,155 shares as to which Mr. Holden has shared voting and investment power.

(7) Includes 551 shares as to which Mr. Moeller has shared voting and investment power.

(8) Includes 18,896 shares as to which Mr. Rust has shared voting and investment power; and 5,058 shares allocated to Mr. Rust under the ESOP.

(9) Includes 576 shares as to which Mr. Torbeck has shared voting and investment power and 786 shares held by Mr. Torbeck as custodian for others.

(10) Includes 4,138 shares as to which Mr. Van Schoik has shared voting and investment power.

(11) Includes 14,120 shares that may be acquired upon the exercise of options.


                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         Pursuant to the Corporation's Certificate of Incorporation, the number of directors of the Corporation is fixed at nine, divided into three classes as nearly equal in number as possible. One class is elected annually, and each class serves a term of three years.

         Since the 1995 annual meeting of stockholders, there have been changes in the membership of the Board of Directors. Dennis E. Betz, the former President and Chief Executive Officer of the Corporation, was killed in a plane crash in December 1995. Immediately thereafter, Edgar A. Rust was appointed to serve as President and Chief Executive Officer of the Corporation and Albert W. Moeller was named to replace Mr. Rust as Chairman. Fred E. Betz, Dennis E. Betz's father, resigned from the Board in March 1996.

         In July 1996, Robert R. Sudbrook was appointed to serve as President and Chief Executive Officer of the Corporation and was appointed as a director to fill the vacancy created by the resignation of Mr. Fred Betz. Mr. Rust was reappointed to serve as Chairman of the Corporation, and Milton L. Van Schoik was appointed to serve as Vice Chairman of the Corporation. Effective at the adjournment of the Annual Meeting, Robert E. Holden will retire from the Board, prior to the expiration of his term in 1997. Therefore, after the Annual Meeting, there will be seven directors and two vacancies on the Board of the Corporation.

         The Board of Directors has established a Nominating Committee for selecting nominees for election as directors. Albert W. Moeller is the Chairman of the Nominating Committee. Messrs. Rust and Sudbrook and Mr. Ronald L. Goodfellow also serve on the Committee. The Nominating Committee considers stockholder recommendations in selecting nominees. Any stockholder entitled to vote for the election of directors may nominate persons for election as directors by following the procedure set out in the Corporation's By-Laws. Such procedure provides, in general, that a stockholder wishing to make a nomination must deliver to the Secretary of the Corporation, not less than 30 days prior to the Annual Meeting, a written notice setting forth certain information regarding both the nominee and the stockholder making such nomination.

         Directors shall be elected by a plurality of the votes present in person or by Proxy at the Annual Meeting, and the nominees receiving the greatest number of votes shall be elected. Shares of Common Stock as to which the authority to vote is withheld and shares of Common Stock represented in person or by Proxy at the Annual Meeting, which are not voted with respect to the election of directors, are not counted toward the election of directors or toward the election of the individual nominees specified on the form of Proxy.

         The Board of Directors proposes the election of the following directors to terms that will expire in 1999:

                                                                                      Director
       Name                            Age(1)          Position(s) Held               Since(2)
       ----                            ------          ----------------               --------
       Albert W. Moeller               73              Director                       1972
       Robert R. Sudbrook              54              Director and President         1996

- -----------------------------

(1)      As of September 13, 1996.

(2) Indicates the year that the individual became a director of the Corporation's subsidiary, Centennial Savings Bank ("Centennial") or The Glenway Loan and Deposit Company ("Glenway Loan and Deposit"), which converted to stock form and merged into Centennial on August 24, 1993 (the "Merger-Conversion"). Mr. Moeller became a director of the Corporation when it was formed in 1990. Mr. Sudbrook was appointed to the Board in July 1996.

         If any nominee is unable to serve, the shares represented by all valid Proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Unless otherwise directed, Proxies received pursuant to this solicitation will be voted for the foregoing nominees.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                                    Director                    Term
Name                           Age(1)            Position(s) Held                   Since(2)                    Expires
- ----                           ------            ----------------                   --------                    -------
Daniel W. Geeding              53                Director                           1988                        1997
Ronald L. Goodfellow           64                Director                           1970                        1997
Edgar A. Rust                  53                Chairman of the Board              1975                        1998
                                                 and Director
John P. Torbeck                67                Director                           1984                        1998
Milton L. Van Schoik           67                Director                           1971                        1998

- -----------------------------

(1)      As of September 13, 1996

(2) Indicates the year that the individual became a director of Centennial or Glenway Loan and Deposit. Messrs. Geeding and Rust became directors of the Corporation when the Corporation was formed in 1990. Mr. John P. Torbeck and Messrs. Goodfellow and Van Schoik became directors of the Corporation on the effective date of the Merger-Conversion.

         DANIEL W. GEEDING is the Dean of the College of Business Administration at Xavier University, a position he has held since 1988, and he has been employed by Xavier University since 1969. Mr. Geeding also serves as a director of Choice Care, Frisch's Restaurants, Inc. and Zaring Homes, Inc.

         RONALD L. GOODFELLOW became Chairman of the board of directors of Centennial in September 1995. Prior to that, he served as Vice-Chairman of the board of Centennial. In 1988, Mr. Goodfellow retired from Cincinnati Milacron, Inc., as the Manager of Marketing Administration and Distributor Sales, where he had been employed for 32 years.

         ROBERT E. HOLDEN is currently retired. Prior to his retirement, he was the owner and President of E.C. Decker Co., a specialty contracting firm located in Cincinnati, for 28 years.

         ALBERT W. MOELLER has served as either Chairman or Vice Chairman of the Board of the Corporation from 1990 to 1996. Mr. Moeller retired from Procter & Gamble as Assistant Treasurer in 1983, where he had been employed for 42 years.

         EDGAR A. RUST is Chairman of the Board of the Corporation and a director of Centennial. He served as President and Chief Executive Officer of the Corporation and Centennial from December 1995 through July 1996. Prior to that appointment, he served as Chairman of the Board of the Corporation from September 1995 and as the Executive Vice President of Centennial since the Merger-Conversion. Prior to September 1995, Mr. Rust had served as Vice Chairman of the Board of the Corporation, and prior to the Merger-Conversion, he had served as President and Chief Executive Officer of Centennial since 1975. Since January 1995, Mr. Rust has served as Housing Director of Bethany House Services. He also serves as Chairman of the Board of the Cincinnati Development Fund.

         ROBERT R. SUDBROOK has served as the President and Chief Executive Officer of the Corporation and Centennial since July 1996. Prior to that, he served as the President and Chief Executive Officer of The North Side Bank & Trust Company, a $215 million asset bank in Cincinnati, for six years. Prior to that, Mr. Sudbrook had over 20 years of experience in the banking industry.

         JOHN P. TORBECK is the Vice President and Secretary of Torbeck Homes, a residential construction company located in Cincinnati, a position he has held since the establishment of that company in 1984.

         MILTON L. VAN SCHOIK became Vice Chairman of the Corporation in 1996. Mr. Van Schoik is currently retired and at the time of his retirement, he held the position of Senior Vice President-Information and General Services at the Cincinnati Gas and Electric Company, where he had been employed since 1957.

MEETINGS AND COMMITTEES OF DIRECTORS

         The Board of Directors of the Corporation met 13 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1996. Each director, except Mr. Geeding, attended at least 75% of the aggregate of (1) the total meetings of such Board held during such fiscal year and (2) the total number of meetings held by all committees of that Board of Directors on which he served. Mr. Geeding attended 69% of the aggregate of such meetings.

         The Board of Directors of the Corporation has established two committees in addition to the Nominating Committee, consisting of the Executive Committee and the Audit Committee.

         The Executive Committee is chaired by Director Van Schoik and also consists of Directors Moeller and Rust. The Executive Committee meets as needed to consider matters of general concern to the Corporation. All decisions of the Executive Committee are ratified by the Board of Directors. The Executive Committee met four times during the fiscal year ended June 30, 1996.

         The Audit Committee, which is a joint committee of the Corporation and Centennial, is composed of Directors Geeding, Moeller, Torbeck and Van Schoik and James M. Hater and James W. Schackman, directors of Centennial. Director Geeding is the Chairman of the Audit Committee, which reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met five times during the fiscal year ended June 30, 1996.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of the Corporation, as of September 13, 1996:

Name                                       Age                      Position(s) Held
- ----                                       ---                      ----------------
Edgar A. Rust                              53                       Chairman of the Board
Milton L. Van Schoik                       67                       Vice Chairman of the Board
Robert R. Sudbrook                         53                       President and Chief Executive Officer
Daniel W. Geeding                          53                       Secretary
Joseph V. Bunke                            43                       Vice President/Internal Control
David R. Kent                              46                       Vice President and Chief Financial Officer


         JOSEPH V. BUNKE is the Vice President/Internal Control of the Corporation, a position he has held since October 1993. Prior to the Merger-Conversion, Mr. Bunke was the Treasurer of Glenway Loan and Deposit, a position he had held since 1986.

         DAVID R. KENT is the Vice President and Chief Financial Officer of the Corporation. Prior to the Merger-Conversion, Mr. Kent had served as the Vice President and Controller of Centennial since 1983.

         For biographical information regarding the other executive officers of the Corporation, see "BOARD OF DIRECTORS - Election of Directors".


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth certain information with respect to the compensation paid by the Bank to certain executive officers of the Corporation:

                           Summary Compensation Table
                           --------------------------

                                                                             -------------------------------
                                                                                 Long Term Compensation
- ----------------------------------------------------------------------------------------------------------------------------
                                                       Annual Compensation               Awards
                                                    --------------------------------------------------------
                                        Fiscal                                  Restricted      Options/      All other
   Name and Principal Position           Year         Salary($)    Bonus($)   Stock Awards($)    SARs(#)     compensation
                                                                                                   (1)          ($)(2)
- ----------------------------------------------------------------------------------------------------------------------------
     Dennis E. Betz,                     1996          123,000       9,000                                            -
     former President (3)                1995          150,000      35,750           -                -               -
                                         1994          143,000      17,500           -            7,000

     Edgar A. Rust,                      1996           90,200         -             -                -           7,700
     former President (4)                1995           20,000      14,062           -                -          15,000
                                         1994           97,880      40,900           -                -           8,000
- -----------------------------

 (1) As a result of a 5% stock dividend in August 1995, outstanding options increased by 5%, but such increase is not considered a grant of options by the Corporation. "SARs" stands for "stock appreciation rights." The Corporation does not have a plan that provides for the grant of SARs.

(2) Reflects directors fees paid to Mr. Rust during months he did not serve as President of the Corporation.

(3)      Mr. Betz was killed in a plane crash in December 1995.

(4) Mr. Rust served as President of the Corporation and Centennial from December 1995 to July 1996. Prior to that he served as Executive Vice President of Centennial.

OPTION PLAN

         No options were granted under the Option Plan to the person listed in the foregoing Summary Compensation Table during the fiscal year ended June 30, 1996. However, Mr. Rust's total number of outstanding options increased by 5% in August 1996 as a result of a 5% stock dividend granted by the Corporation on that date.

         The following table sets forth information regarding the number and value of unexercised options held by the person listed in the Summary Compensation Table:

             Aggregated Option/SAR Exercises In Last Fiscal Year And
             -------------------------------------------------------
                           6/30/96 Option/SAR Values
                           -------------------------

                                                                                                       Value of Unexercised
                                                                            Number of Unexercised          In-the-Money
                                                                               Options/SARs at           Options/SARs at
                                                                                 6/30/96 (#)              6/30/96 ($)(1)

                           Shares Acquired                                      Exercisable/               Exercisable/
Name                       on Exercise (#)        Value Realized ($)            Unexercisable             Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------

Dennis E. Betz                    -                       N/A                        (2)                       (2)

Edgar A. Rust                     -                       N/A                      1031/0                    16,042/0

- ---------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise prices of such options and the closing bid price for the Common Stock reported by The Nasdaq National Market on June 30, 1996.

(2) Mr. Betz is deceased. His estate has until December 1996 to exercise the 7,350 unexercised options held by Mr. Betz at his death.

DIRECTOR COMPENSATION

         Each director of the Corporation receives a monthly fee of $1,050 and $200 per each Board or committee meeting of the Corporation attended. In addition, Messrs. Goodfellow, Rust (except for the time he served as President) and Van Schoik received $200 per each meeting of the board or a committee of Centennial attended in their capacity as directors of Centennial.

EMPLOYMENT AGREEMENT

         In connection with the Merger-Conversion, the Bank had entered into an employment agreement with Mr. Dennis Betz, retaining him as President. The employment agreement has a term of three years and provides for an annual salary of not less than $143,000. Under that agreement, if Mr. Betz had been terminated at any time during such three-year term for any reason other than "just cause", as defined in the employment agreement, he would have been entitled to receive an amount equal to his annual compensation for thirty six months, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended. Assuming a termination of the employment contract, based on an annual salary of $150,000, the payment to Mr. Betz would have been $450,000. At Mr. Betz's death, the agreement terminated and all amounts owed to date under the agreement were paid.

         The Bank entered into an employment agreement with Mr. Robert R. Sudbrook, retaining him as President effective in July 1996. The employment agreement has a term of three years and provides for an annual salary of not less than $160,000. If Mr. Sudbrook is terminated at any time during such three-year term for any reason other than "just cause", as defined in the employment agreement, he will be entitled to receive an amount equal to his annual compensation for 36 months, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended. Assuming a termination of the employment contract, based on an annual salary of $160,000, the payment to Mr. Sudbrook would be $480,000.


                          APPROVAL OF AMENDMENT TO THE
                         STOCK OPTION AND INCENTIVE PLAN

GENERAL

         The Plan, as adopted by the Board of Directors of the Corporation, was ratified by stockholders at a meeting held October 23, 1991. Subsequently, in July 1993, additional shares were reserved under the Plan for awards in connection with the Merger-Conversion. As a result of prior awards under the Plan, no shares remain available under the Plan for future awards. The Plan permits the granting of a variety of long-term incentive awards to those directors, officers and key employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Corporation most depends.

THE AMENDMENT

         The Board intends to issue 10,500 stock options to Mr. Sudbrook and to have additional shares available for issuance of options and other awards under the Plan to other officers and directors. The Corporation is seeking stockholder approval to amend the Plan to reserve 50,000 shares thereunder. Awards under the Plan are made based on an individual's position, duties and responsibilities, the value of the individual's service to Glenway and its subsidiaries and any other factors deemed relevant.

         On August 29, 1996, Mr. Sudbrook was granted incentive stock options to purchase 10,500 shares of the Corporation, subject to stockholder approval of the proposed amendment to the Plan. See "-Awards Under the Plan." After the issuance of these options to Mr. Sudbrook and the approval of the proposed amendment to increase the number of shares reserved for awards under the Plan by 50,000, there will be 40,002 shares available for future awards under the Plan. There are no current plans to make any additional awards under the Plan.

         The principal features of the Plan are summarized below. The complete text of the proposed amendment to the Plan is as follows:

         Section 5 of the Plan is amended in its entirety to read as follows:

         5. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
         Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan, as of October 23, 1996, is 50,002. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

PRINCIPAL FEATURES OF THE PLAN.

         The Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), limited stock appreciation rights ("Limited SARs") and restricted stock. Each award shall be on such terms and conditions, consistent with the Plan, as the committee administering the Plan may determine. Shares may be either authorized but unissued shares or reacquired shares held by the Corporation in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution or except for awards, other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         The Plan is administered by a Stock Option Committee consisting of two or more members of the Board of Directors of the Corporation (the "Committee"), none of whom shall be eligible to receive discretionary awards under the Plan. Messrs. Rust and Geeding have been appointed as the present members of the Committee.

         The term of a stock option will not exceed ten years from the date of grant. The Committee may grant either "Incentive Stock Options" as defined under
Section 422 of the Code or stock options not intended to qualify as such. In general, stock options will not be exercisable after the expiration of their terms. In the event that a participant ceases to serve as a director, senior officer, ten percent beneficial owner of the Corporation's common stock (as defined in the Plan) or employee of the Corporation, or one of its subsidiaries, for any reason other than death or termination for cause, an exercisable stock option will continue to be exercisable for three months but in no event after the expiration date of the option. In the event of the death of a participant during such service or within three months following termination other than for cause, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant immediately prior to his death, but in no event later than ten years after grant. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant ceases to serve as a director, officer or employee and was terminated for cause.

         Subject to certain limited exceptions, the exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100 percent of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of common stock, or a combination of both, as determined by the Committee.

         The Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer. Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. Notwithstanding the foregoing, no SAR or Limited SAR may be exercisable by a director, senior officer or ten percent beneficial owner (as defined in the Plan) of the Corporation within six months of the date of its grant.

         The Committee may grant restricted stock, subject to forfeiture, if the participant fails to remain in the continuous service of the Corporation, or one of its subsidiaries, as a director, officer or employee for a stipulated period which may not be less than six months from the date of grant. The holder of restricted stock shall have all of the rights of a stockholder, including the right to receive dividends (with payment deferred if the Committee so decides) and the right to vote the shares. The participant may not, however, sell, assign, transfer, pledge or otherwise encumber any of the restricted stock during the restricted period.

         The Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event of termination for any other reason, all shares will be forfeited and returned to the Corporation, unless the Committee provides otherwise. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation.

         In the case of any merger, consolidation or combination of the Corporation with or into another thrift holding company or other entity, whereby either the Corporation is not the continuing thrift holding company or its outstanding shares are converted into or exchanged for securities, cash or property, or any combination thereof, any participant to whom a stock option has been granted will have the right upon exercise of the option to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option over the exercise price of the option multiplied by the number of shares with respect to which the options have been exercised. The restricted period with respect to an award of restricted stock will lapse, and the stock will become fully vested, if the service of a participant is involuntarily terminated for any reason within 18 months after a change in control (as defined in the Plan) of the Corporation.

         In addition, in the event of a tender or exchange offer or approval by the stockholders of the Corporation or the acquisition of the Corporation or substantially all of its assets, all outstanding stock options and SARs not fully exercisable will become exercisable in full and remain so for a period of 60 days, after which they will revert to being exercisable in accordance with their terms. However, no stock option or SAR will be exercisable by any director, senior officer or ten percent beneficial owner of the Corporation, or one of its subsidiaries, within six months of the date of the grant of such stock option or SAR.

         The Board of Directors of the Corporation may at any time amend, suspend or terminate the Plan or any portion thereof but may not, without the prior approval of the stockholders, make any amendment which (i) materially increases the total number of shares which may be subject to awards, (ii) materially increases the benefits accruing to participants under the Stock Option Plan, or (iii) change the class of persons eligible to participate in the Plan. Unless previously terminated, the Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Plan.

AWARDS UNDER THE PLAN.

         No awards were made under the Plan from September 1993 until August 1996. There are currently 14,120 shares subject to immediately exercisable options held by directors and executive officers of the Corporation. These options expire in 2003 and have an average exercise price of $13.60. Effective August 29, 1996, there were 10,500 shares subject to options not exercisable until stockholder approval of the amendment of the Plan held by Mr. Sudbrook. All the options issued to Mr. Sudbrook are Incentive Stock Options, expire in 2006 and have an exercise price of $19.25.

TAX TREATMENT OF AWARDS.

         Under present federal income tax laws, awards under the Plan will have the following consequences:

         (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such grant.

         (2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 24% on "minimum taxable income" in excess of $30,000 (single person) or $40,000 (married filing jointly), but the $30,000 and $40,000 exemptions are reduced by an amount equal to 25% of the alternative minimum taxable income over $112,500 for single persons and $150,000 for married persons filing jointly. The gain recognized upon sale of the Incentive Stock Option will generally be taxed at the ordinary income tax rates then in effect.

         (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

         (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

         (5) Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

         (6) The Corporation will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Corporation meets its federal withholding tax obligations.




                              SELECTION OF AUDITOR

         The Board of Directors has selected Grant Thornton LLP as the auditor of the Corporation for the current fiscal year and recommends that the stockholders ratify the selection. Such ratification must be by the affirmative vote of the holders of a majority of the shares actually voted on such proposal. Abstentions and non-votes mathematically will have the effect of a "no" vote. Management expects that a representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from stockholders.

                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

         Any proposals of security holders intended to be included in the Corporation's Proxy Statement for the 1997 Annual Meeting of Stockholders should be sent to the Corporation by certified mail and must be received by the Corporation not later than June 6, 1997.

         Management knows of no other business which will be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


Cincinnati, Ohio
September 24, 1996

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          GLENWAY FINANCIAL CORPORATION

          GLENWAY FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 1996

         The undersigned stockholder of Glenway Financial Corporation ("Glenway") hereby constitutes and appoints Edgar A. Rust, John P. Torbeck and Milton L. Van Schoik, or either one of them, as the proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Stockholders of Glenway to be held at Glenway's headquarters at 5535 Glenway Avenue, Cincinnati, Ohio on October 23, 1996, at 2:00 p.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of Glenway common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of two directors:

         / /      FOR all nominees          / /      WITHHOLD authority to
                  listed below                            vote for all nominees
                  (except as marked to the                    listed below:
                     contrary below):

                                Albert W. Moeller
                                Robert R. Sudbrook

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

- -----------------------------------------------------------------------


2.       The approval of an amendment to the Glenway Financial Corporation 1990
         Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder by 50,000 to 50,002.

         / /       FOR     / /       AGAINST         / /       ABSTAIN


3.       The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of Glenway for the current fiscal year.

         / /       FOR     / /       AGAINST         / /       ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the nominees and the proposal listed above.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE. UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND IN FAVOR OF THE PROPOSALS STATED ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Stockholders of Glenway and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


_____________________________________     _____________________________________
Signature                                 Signature


_____________________________________     _____________________________________
Print or Type Name                        Print or Type Name


Dated: _____________________              Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

[This is not an Exhibit to the Proxy Statement, but must be filed with the preliminary copy.]

                           CENTENNIAL FINANCIAL CORP.
                       [Now Glenway Financial Corporation]
                      1990 Stock Option and Incentive Plan

         A. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed on a full-time basis will qualify as Incentive Stock Options. Options granted to persons who are not full-time employees will be Non-Qualified Stock Options.

         B. DEFINITIONS. The following definitions are applicable to the Plan:

                  "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 425(e) and
(f), respectively, of the Code.

                  "Association" - means Centennial Savings Bank, fsb [now Centennial Savings Bank].

                  "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

                  "Code" - means the Internal Revenue Code of 1986, as amended.

                  "Committee" - means the Committee referred to in Section 3 hereof.

                  "Continuous Service" - means the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as a full-time employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor.

                  "Corporation" - means Centennial Financial Corp. [now Glenway Financial Corporation], a Delaware corporation.

                  "Disinterested Person" - means any member of the Board of Directors of the Corporation who, at the time discretion under the Plan is exercised has not at any time within one year prior thereto received grants or awards under the Plan or any other plan of the Corporation or any of its affiliates (as the term is used in the Exchange Act) except as provided in Rule 16b-3(c)(2)(i) under the Exchange Act and is not selected as a Participant in the Plan; provided, however, that no recipient of a stock award granted pursuant to Section 21 hereof shall be deemed not to be a disinterested Person solely by reason of such grant.

                  "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

                  "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" - means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

                  "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422A of the Code.

                  "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

                  "Market Value" means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

                  "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422A of the Code.

                  "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant" - means any officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director of the Corporation who is granted an Award pursuant to
Section 21 hereof.

                  "Plan" - means the 1990 Stock Option and Incentive Plan of the Corporation.

                  "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

                  "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 11 hereof with respect to Restricted Stock awarded under the Plan.

                  "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

                  "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

                  "Shares" - means the shares of common stock of the Corporation.

                  "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed senior officers of the Corporation if they perform such policy-making functions for the Corporation.

                  "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

                  "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Exchange Act.

         C. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as United by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors, as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         D. PARTICIPATION IN COMMITTEE AWARDS. The Committee may select from time to time Participants in the Plan from those officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

         E. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Association's conversion to the capital stock form. The Shares with respect to which Awards may he made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter required and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred. [Amended July 26, 1993.]

         F. GENERAL TERMS AND CONDITIONS OF OPTIONS AND RIGHTS. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

         G. EXERCISE OF OPTIONS OR RIGHTS.

                  (a) An Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

                  (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the

Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or
(ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                  (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or

Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         H. INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

         I. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a Ten Percent Beneficial Owner, director or Senior Officer of the Corporation within six months of the date of its grant.

         J. LIMITED STOCK APPRECIATION RIGHTS. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date, provided, however, that no Limited Stock Appreciation Right shall be exercisable by a Ten Percent Beneficial Owner, director or Senior Officer of the Corporation within six months of the date of its grant.

         A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is herein after defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

         For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

         K. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11.

                  (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c),
(d)
and (e) of this Section 11 and Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this Section 11, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

                  (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                   "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1990 Stock Option and Incentive Plan of Centennial Financial Corp. and an Agreement entered into between the registered owner and Centennial Financial Corp. Copies of such Plan and Agreement are on file in the offices of the Secretary of Centennial Financial Corp., 3916 Harrison Avenue, Cheviot, Ohio 45211."

                  (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

                  (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 11 or (ii) the forfeiture of such shares under paragraph (b) of this Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

                  (f) At the expiration of the restrictions imposed by paragraph
(a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph
(c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
(a) of this Section 11.

         L. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

         M. EFFECT OF MERGER ON OPTIONS OR RIGHTS. In the event of any merger or consolidation of the Corporation (other than a merger or consolidation in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least 6 months prior to such event shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

         N. EFFECT OF CHANGE IN CONTROL. Each of the events specified in the following clauses (i) through (iii) of this Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 11 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a Ten Percent Beneficial Owner, a director or Senior Officer of the Corporation within six months of the date of grant of such Option or Stock Appreciation Right and no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

         O. ASSIGNMENTS AND TRANSFERS. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

         P. EMPLOYEE RIGHTS UNDER THE PLAN. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         Q. DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

         R. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision there to, to include the value of such shares in taxable income), the Corporation shall, have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

         The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

         S. AMENDMENT OR TERMINATION. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which

Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

         T. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, subject to the Association converting to a stock institution and, if required In order to qualify the Plan for an exemption from Section 16 of the Securities Exchange Act of 1934, approval of the Plan by vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

         U. INITIAL GRANT. By, and simultaneously with, the adoption of this Plan, each member of the Board of Directors of the Corporation at the time of the Association's conversion to stock form who is not a full-time Employee is hereby granted Restricted Stock, effective as of the date of the Association's conversion to stock form, equal to 6.0% of the total number of Shares reserved for issuance under the Plan. Each Share of Restricted Stock shall be evidenced by a Restricted Stock Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Shares of Restricted Stock granted pursuant to this Section 21 shall be rounded down to the nearest whole share to the extent necessary to ensure that no options to purchase or restricted stock representing fractional shares are issued. The Restricted Stock granted hereby shall be restricted for a period of 4 years and the restrictions on such shares of Restricted Stock shall lapse at a rate of 25% per year of Continuous Service completed following the date of issue, provided however, that in the event of a "change in control", as defined in Section 14 hereof, all shares of Restricted Stock awarded pursuant to this Section 21 shall become fully vested in the Participant. Dividends paid, if any, with respect to Restricted Stock granted pursuant to Section 21 shall be distributed to the Participants immediately following the payment date.

         V. FORMULA AWARDS. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c) (2) (ii) under the Exchange Act, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                   AMENDMENTS

July 26, 1993:

Section 5 of the Plan is amended in its entirety to read as follows:

         5. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Association's conversion to the capital stock and 10% of the total shares, if any, issued in connection with the merger conversion of The Glenway Loan and Deposit Company. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.